UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2024
 CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive,	Suite 200,
Florham Park,	New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposal of Assets.
Sale of Curbside Management and Public Safety Solutions Businesses
As previously announced on December 28, 2023, Conduent Incorporated ("Conduent"), through its wholly owned subsidiary, Conduent Business Services, LLC (“CBS” and together with Conduent, the "Company"), as well as other subsidiaries, entered into a definitive agreement with Modaxo Traffic Management USA Inc. (the "Buyer") to sell the Company's Curbside Management and Public Safety Solutions businesses (the "Sale") for $230 million (plus the assumption of certain indebtedness) (the "Purchase Price"), subject to customary purchase price adjustments.
On April 30, 2024, the Sale was completed and the Company received $174 million of the Purchase Price in the form of cash consideration, a $50 million note receivable (with a discounted value of $47 million) payable in one year, and other amounts receivable of $50 million (primarily related to the reimbursement for finance lease liability payoffs and the purchase of certain equipment on the Buyer's behalf), which are payable in the fourth quarter of 2024. The Purchase Price is subject to customary purchase price adjustments expected to be settled in the fourth quarter of 2024.
Item 7.01. Regulation FD Disclosure
On May 1, 2024, the Company issued a press release announcing the completion of the Sale, a copy of which is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial statements of Conduent, after giving effect to the Sale, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein:
•Conduent’s unaudited pro forma condensed consolidated balance sheet as of December 31, 2023; and
•Conduent’s unaudited pro forma condensed consolidated statement of income (loss) for the year ended December 31, 2023.
In addition to adjusting the pro forma financial statements to exclude the Sale and the expected use of proceeds of the Sale, Conduent has also included adjustments to reflect the disposition of its BenefitWallet health savings account, medical savings account and flexible spending account portfolio (the "BenefitWallet Transfer") as previously presented in the pro forma condensed consolidated financial statements included in Exhibit 99.1 to the Current Report on Form 8-K filed by Conduent with the Securities and Exchange Commission on March 13, 2024 (the "BenefitWallet 8-K") . The amounts in the "Transfer" column of the pro forma financial statements filed with this Current Report on Form 8-K have been adjusted to include the BenefitWallet Transfer, as previously filed with the BenefitWallet 8-K as well as to reflect repayment of debt in the amount of $334 million with the proceeds from the closing of the BenefitWallet Transfer.
The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of the Conduent’s consolidated results of operations or financial position that would have been reported had the Sale been completed as of the dates presented and should not be taken as representation of the Conduent’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 1, 2024
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Conduent Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
This Current Report on Form 8-K ("Report") and any exhibits to this Report may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend,” “will,” “aim,” “should,” “could,” “forecast,” “target,” “may,” “continue to,” “endeavor,” “if,” “growing,” “projected,” “potential,” “likely,” “see,” “ahead,” “further,” “going forward,” “on the horizon,” and similar expressions, as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but may not be limited to, statements regarding the Sale, including regarding the expected timing of receiving the Purchase Price for the Sale, as well as statements regarding the BenefitWallet Transfer. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied herein as anticipated, believed, estimated, expected or intended or using other similar expressions. In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Report, any exhibits to this Report and other public statements we make. Important factors and uncertainties that could cause actual results to differ materially from those in our forward-looking statements include, but are not limited to: risks related to Conduent’s dispositions, including the Sale and the BenefitWallet Transfer, including but not limited to Conduent’s ability to realize the benefits anticipated from such transactions; unexpected costs, liabilities or delays in connection with the transactions; the significant transaction costs associated with the transactions; negative effects of the announcement, pendency or consummation of the transactions on the market price of our common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; our inability to retain and hire key personnel; the risk that certain contractual restrictions contained in the transaction agreements during the pendency of proposed transactions could adversely affect our ability to pursue business opportunities or strategic transactions; and other factors that are set forth in the “Risk Factors” and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made by us in this Report speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether because of new information, subsequent events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.
Date: May 1, 2024

CONDUENT INCORPORATED

By:	/s/ STEPHEN WOOD
Stephen Wood
Executive Vice President and Chief Financial Officer